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                                  Exhibit 21.1

                  SUBSIDIARIES OF GARDEN STATE NEWSPAPERS, INC.
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Subsidiaries                       State of Incorporation             Names Under Which It Conducts Business
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
Garden State Investments, Inc.     Delaware                           Alameda Newspaper, Inc.
                                                                      Brattleboro Publishing Company
                                                                      Easton Publishing Company
                                                                      Graham Newspapers, Inc.
                                                                      Mid-States Newspapers, Inc.
                                                                      New England Newspapers, Inc.
                                                                      NJN Investments, Inc.
                                                                      North Adams Publishing Company
                                                                      North Eastern Publishing Company
                                                                      North Jersey Newspaper Company
                                                                      Pittsfield Publications, Inc.
                                                                      South Jersey Newspaper Company
                                                                      York Newspaper Company
                                                                      York Newspapers, Inc.
                                                                      Charleston Newspapers

West Coast MediaNews LLC           Delaware                           The Oakland Tribune
                                                                      The Tri-Valley Herald
                                                                      The Argus
                                                                      The Daily Review
                                                                      Alameda Times Star
                                                                      San Mateo County Times
                                                                      Alameda Accent
                                                                      Times Weekend
                                                                      San Bruno Herald
                                                                      Coastside Chronicle
                                                                      Daly City Record
                                                                      Brisbane Bee
                                                                      Millbrae Recorder-Progress
                                                                      The Pacifica Tribune
                                                                      The Wave
                                                                      Inland Valley Daily Bulletin
                                                                      Enterprise-Record
                                                                      Times-Herald
                                                                      The Hemet News
                                                                      The Daily Democrat
                                                                      The Lompoc Record
                                                                      Ukiah Daily Journal
                                                                      Redlands Daily Facts
                                                                      Daily News
                                                                      San Bernardino County Sun

Brattleboro Publishing Company     Delaware                           The Brattleboro Reformer

Easton Publishing Company          Delaware                           The Express Times
                                                                      Two Rivers Shopping Times
                                                                      The Bethlehem Star
                                                                      Hunterdon Marketplace

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Subsidiaries                       State of Incorporation             Names Under Which It Conducts Business
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
Graham Newspapers, Inc.            Delaware                           The Graham Leader
                                                                      The Lake County Sun
                                                                      The Jacksboro Gazette
                                                                      The Jack County Herald
                                                                      Lake Country Shopper
                                                                      The Olney Enterprise

Mid-States Newspapers, Inc.        Delaware                           Las Cruces Sun-News
                                                                      The Daily Nonpareil
                                                                      Sentinel & Enterprise
                                                                      Lebanon Daily News
                                                                      The Shopper Bulletin
                                                                      Southwest Iowa Shopper Guide
                                                                      North Country Leader
                                                                      The Independent
                                                                      The Palm Advertiser
                                                                      The Shopping Times
                                                                      Vos del Valle

North Adams Publishing Company     Delaware                           North Adams Transcript
                                                                      The Transcript Spotlight

North Eastern Publishing Company   Delaware                           Bennington Banner
                                                                      The Manchester Journal
                                                                      The Bennington Shopper

North Jersey Newspaper Company     Delaware                           Herald-News
                                                                      Community Life
                                                                      Community Forum
                                                                      The Ridgewood News
                                                                      Shopper News
                                                                      South Bergenite
                                                                      Suburban News
                                                                      Paramas Town News
                                                                      The Dateline Journal
                                                                      Suburban Life
                                                                      Suburban Trends
                                                                      Today
                                                                      Summit Independent Press
                                                                      Berkeley Heights and News
                                                                      Phillipsburg Free Press
                                                                      Star Gazette
                                                                      Blairstown Press
                                                                      Belvidere News
                                                                      Star Journal
                                                                      The News Leader
                                                                      The News
                                                                      The Hills Bedminster Press
                                                                      Somerset Messenger Gazette


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Subsidiaries                       State of Incorporation             Names Under Which It Conducts Business
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
North Jersey Newspaper Company
(continued)                        Delaware                           Highland Park Herald
                                                                      The Review
                                                                      The Chronicle
                                                                      The Piscataway Review
                                                                      The Reporter
                                                                      Cranford Chronicle
                                                                      The Westfield Record-Press

Pittsfield Publiscations, Inc.     Delaware                           The Berkshire Eagle
                                                                      The Shopper

South Jersey Newspaper Company     Delaware                           The Gloucester County Times
                                                                      Today's Sunbeam
                                                                      Bridgeton Evening News
                                                                      The Millville Shopper News
                                                                      The Record
                                                                      The Advertiser

V&P Publishing, Inc.               California                         Tri-City Weekly

York Newspapers, Inc.              Delaware                           The York Newspaper Company

York Newspaper Company             Pennsylvania                       The York Dispatch
                                   General Partnership                The York Sunday News
                                                                      Weekly Record

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                                   Garden State Newspapers, Inc. Operating Names
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                                   San Gabriel Valley Times
                                   Whittier Daily News
                                   Pasadena Star-News
                                   Cheers
                                   Whittier Review Shopper
                                   The Star
                                   Highlander Newspapers
                                   Eureka Times Standard
                                   The Buyers' Guide
                                   On the Market
                                   The Sun
                                   The Sunday Sun
                                   The Evening Sun
                                   The Community Sun
                                   The Daily Times



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